Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 390,513,607	$ 349,295,593
Notes receivable from participants	8,945,173	7,942,112
Other	3,331	666
Total assets	399,462,111	357,238,371
Liabilities:
Other	(2,450)	0
Total liabilities	(2,450)	0
Net assets available for benefits	$ 399,459,661	$ 357,238,371